
                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                         NOTICE OF GUARANTEED DELIVERY

                       OF 8 1/8% ORIGINAL NOTES DUE 2007

                 PURSUANT TO THE PROSPECTUS DATED MAY 8, 1998.

THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY A HOLDER OF
8 1/8% SENIOR SUBORDINATED NOTES DUE 2007 (THE "ORIGINAL NOTES") OF CHANCELLOR
MEDIA CORPORATION OF LOS ANGELES, A DELAWARE CORPORATION (THE "COMPANY"), WHO
WISHES TO EXCHANGE HIS OR HER ORIGINAL NOTES PURSUANT TO THE COMPANY'S EXCHANGE
OFFER, AS DEFINED IN THE PROSPECTUS (THE "PROSPECTUS"), DATED MAY 8, 1998 AND
(i) WHOSE ORIGINAL NOTES ARE NOT IMMEDIATELY AVAILABLE, (ii) WHO CANNOT DELIVER
THE ORIGINAL NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL
ON OR BEFORE THE EXCHANGE OFFER EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS)
OR (iii) WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK ENTRY TRANSFER ON A TIMELY
BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, IF APPLICABLE, MAIL
OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER -- GUARANTEED
DELIVERY PROCEDURES" IN THE PROSPECTUS.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JUNE 8,
1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). ORIGINAL NOTES TENDERED IN THE
EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                  TO: THE BANK OF NEW YORK, THE EXCHANGE AGENT


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
By Hand or Overnight Delivery:       Telephone Transmission:        By Registered or Certified
     The Bank of New York          (for Eligible Institutions                  Mail:
      101 Barclay Street                      Only)                    The Bank of New York
Corporate Trust Services Window          (212) 815-6339               101 Barclay Street, 7E
         Ground Level                 Confirm by Telephone:          New York, New York 10286
   New York, New York 10286              (212) 815-2963           Attention: Santino Ginocchietti
Attention: Santino Ginocchietti


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby represents that he owns the Original Notes tendered and hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption
"The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. The undersigned hereby tenders the Original Notes listed below:

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
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      ORIGINAL NOTES CERTIFICATE NUMBERS
                (IF AVAILABLE)                           PRINCIPAL AMOUNT TENDERED


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

If Original Notes will be tendered by book entry transfer:

Name of Tendering Institution:

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Account No.
           ------------------------------------------------------------------,at
The Depository Trust Company

                                   SIGN HERE

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                                  Signature(s)

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                             Name(s) (Please Print)

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                                    Address

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                                    Zip Code

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                          Area Code and Telephone No.

Date:
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby and (b) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

SIGN HERE

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Name of Firm

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Authorized Signature

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Name (Please print)

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Address

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Zip Code

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Area Code and Telephone No.

Date:
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     DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL
NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to the Exchange Offer Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Original Notes referred to herein, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Original Notes, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the Registered Holder(s) of any Original Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the Registered Holder(s) appears on the Original Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for tendering as well as requests for assistance or for additional copies of the Prospectus and the Letter of Transmittal, may be directed to the Exchange Agent. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.